POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24 day of April, 2023

/s/  Margaret W. Adams
Margaret W. Adams
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24 day of April, 2023

/s/  Michael D. Hankin
Michael D. Hankin
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24 day of April, 2023

/s/  Henry H. Hopkins
Henry H. Hopkins
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24th day of April, 2023

/s/  Georgette D. Kiser
Georgette D. Kiser
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24th day of April, 2023

/s/  Kyle P. Legg
Kyle P. Legg
Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24th day of April, 2023

/s/  Thomas F. O’Neil III
Thomas F. O’Neil III
Trustee and Chair of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Brett D. Rogers, Julie P. Coleman, Marissa A. Johnson, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as President of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Brown Advisory Total Return Fund into the Brown Advisory Sustainable Bond Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 24th day of April, 2023

/s/  Neal F. Triplett
Neal F. Triplett
Trustee